NEWS RELEASE

FOR RELEASE                         CONTACTS:
-----------
1030 EST 11/01/00
                                    MCP:
                                    L. Daniel Thompson, (507) 537-2660
                                    Stanley L. Sitton, (507) 537-2668


      MINNESOTA CORN PROCESSORS, LLC AND CORN PRODUCTS INTERNATIONAL, INC.
            RECEIVE GOVERNMENT CLEARANCE FOR JOINT MARKETING COMPANY
                  FORM LLC AND ANNOUNCE EXECUTIVE APPOINTMENTS

         MARSHALL, MN., NOVEMBER 01, 2000 - Minnesota Corn Processors, LLC (MCP) and Corn Products International, Inc. (NYSE: CPO) today announced that the Federal Trade Commission and the United States Department of Justice have granted early termination of the antitrust waiting period regarding the formation of a joint marketing company. The governmental clearance allows the two companies to proceed with the formation of the legal entity, CornProductsMCP Sweeteners LLC.
         The joint marketing company, which was previously established in an agreement in principle as reported on October 4, 2000, will be governed by a six member board of directors, three to be provided by each of Minnesota Corn Processors, LLC and Corn Products International, respectively.
         The companies also announced today the designation of three key positions effective immediately. Michael R. Pyatt, president, US/Canadian Region for Corn Products International, will serve as the chairman of the board for CornProductsMCP Sweeteners LLC. He will also retain his current position with Corn Products International.


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Minnesota Corn Processors LLC - Page 2

         Stanley L. Sitton, MCP's senior vice president of sales and marketing is appointed as president and chief executive officer of CornProductsMCP Sweeteners LLC. Joseph M. Techet, vice president of sales for Corn Products International, will be CornProductsMCP Sweeteners' executive vice president of sales and marketing. Sitton and Techet will be phased into full-time positions with CornProductsMCP Sweeteners LLC during the transition.
         Corn Products and MCP are moving forward to quickly finalize the definitive agreements that will enable the new company to conduct business, including contracting for the coming year.
         Minnesota Corn Processors, LLC is a corn-wet miller with refineries in Marshall, MN and Columbus, NE. The Company produces high-quality corn sweeteners and starch products for sale into the beverage and food industries, and owns and operates a nationwide network of 17 corn sweetener distribution terminals. In addition to its position as one of the largest U.S. manufacturers of fuel ethanol, the Company produces starches for sale into the paper and corrugating industries, feed products and road de-icers. The Company, headquartered in Marshall, MN, was founded as a farmer cooperative in 1980 and converted to a 5,400-member limited liability company on July 1, 2000. For more information, visit the company's web site at www.mcp.net.

THIS PRESS RELEASE CONTAINS OR MAY CONTAIN CERTAIN FORWARD-LOOKING STATEMENTS CONCERNING THE COMPANY'S FINANCIAL POSITION, BUSINESS AND FUTURE PROSPECTS, IN ADDITION TO OTHER STATEMENTS USING WORDS SUCH AS "ANTICIPATE," "BELIEVE," "PLAN," "ESTIMATE," "EXPECT," "INTEND" AND OTHER SIMILAR EXPRESSIONS. THESE STATEMENTS CONTAIN CERTAIN INHERENT RISKS AND UNCERTAINTIES.
ALTHOUGH WE BELIEVE OUR EXPECTATIONS REFLECTED IN THESE FORWARD-LOOKING STATEMENTS ARE BASED ON REASONABLE ASSUMPTIONS, STOCKHOLDERS ARE CAUTIONED THAT NO ASSURANCE CAN BE GIVEN THAT OUR EXPECTATIONS WILL PROVE CORRECT. ACTUAL RESULTS AND DEVELOPMENTS MAY DIFFER MATERIALLY FROM THE EXPECTATIONS CONVEYED IN THESE STATEMENTS, BASED ON FACTORS SUCH AS THE FOLLOWING: FLUCTUATIONS IN WORLDWIDE COMMODITIES MARKETS AND THE ASSOCIATED RISKS OF HEDGING AGAINST SUCH FLUCTUATIONS; FLUCTUATIONS IN AGGREGATE INDUSTRY SUPPLY AND MARKET DEMAND; GENERAL ECONOMIC, BUSINESS AND MARKET CONDITIONS IN THE VARIOUS GEOGRAPHIC REGIONS AND COUNTRIES IN WHICH WE MANUFACTURE AND SELL OUR PRODUCTS, INCLUDING FLUCTUATIONS IN THE VALUE OF LOCAL CURRENCIES AND CHANGES IN REGULATORY CONTROLS REGARDING QUOTAS, TARIFFS AND BIOTECHNOLOGY ISSUES; AND INCREASED COMPETITIVE AND/OR CUSTOMER PRESSURE IN THE CORN REFINING INDUSTRY. OUR FORWARD-LOOKING STATEMENTS SPEAK ONLY AS OF THE DATE ON WHICH THEY ARE MADE AND WE DO NOT UNDERTAKE ANY OBLIGATION TO UPDATE ANY FORWARD-LOOKING STATEMENT TO REFLECT EVENTS OR CIRCUMSTANCES AFTER THE DATE OF THE STATEMENT. IF WE DO UPDATE OR CORRECT ONE OR MORE OF THESE STATEMENTS, INVESTORS AND OTHERS SHOULD NOT CONCLUDE THAT WE WILL MAKE ADDITIONAL UPDATES OR CORRECTIONS. FOR A FURTHER DESCRIPTION OF RISK FACTORS, SEE THE COMPANY'S MOST RECENTLY FILED ANNUAL REPORT ON FORM 10-K AND SUBSEQUENT REPORTS ON FORMS 10-Q OR 8-K.

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